UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TTSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of Tile Shop Holdings, Inc. (the “Company”) approved the Tile Shop Holdings, Inc. 2021 Omnibus Equity Compensation Plan (the “2021 Plan”) at the Annual Meeting of Stockholders (the “Annual Meeting”) held on July 20, 2021. The 2021 Plan replaces 2012 Omnibus Award Plan (the “Prior Plan”). No new awards will be granted under the Prior Plan after the date of the Annual Meeting. However, we granted equity awards under the Prior Plan to the Company’s non-employee directors on the date of the Annual Meeting, and all awards granted under the Prior Plan that are outstanding on the date of stockholder approval of the 2021 Plan will remain outstanding in accordance with their terms.

The objective of the 2021 Plan is to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of the Company’s stockholders. The 2021 Plan will be administered by the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) and will have a term of ten years.

The 2021 Plan authorizes the grant of equity-based and cash-based compensation awards to those employees of, and consultants to, the Company and its subsidiaries who are selected by the Compensation Committee, and the 2021 Plan also authorizes the Compensation Committee to grant awards to non-employee directors of the Company. Awards under the 2021 Plan may be granted in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance awards and other share-based awards. All of the shares authorized for grant under the 2021 Plan may be issued pursuant to incentive stock options.

The maximum number of shares that may be delivered with respect to awards under the 2021 Plan is 3,500,000 shares, subject to adjustment in certain circumstances. Shares tendered or withheld to pay the exercise price of a stock option or to cover tax withholding will not be added back to the number of shares available under the 2021 Plan. Upon exercise of any stock appreciation right that may be settled in shares, the full number of shares subject to that award will be counted against the number of shares available under the 2021 Plan, regardless of the number of shares used to settle the stock appreciation right upon exercise.

To the extent that any award under the 2021 Plan, or any award granted under the Prior Plan prior to stockholder approval of the 2021 Plan, is forfeited, canceled, surrendered, or otherwise terminated without the issuance of shares or an award is settled only in cash, the shares subject to such awards granted but not delivered will be added to the number of shares available for awards under the 2021 Plan. Awards granted under the 2021 Plan will be subject to forfeiture or recoupment pursuant to any compensation recovery policy that the Company may adopt.

A summary of the 2021 Plan is included in Proposal 5 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 28, 2021 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The summaries of the 2021 Plan contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the 2021 Plan and forms of award agreements, copies of which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this Current Report, which description is incorporated by reference into this Item 5.03, under the terms of the Stipulation of Settlement, dated as of August 7, 2020 (the “Stipulation”), the Company submitted to its stockholders proposals regarding certain potential changes to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) and the Company’s Bylaws (the “Bylaws”) related to corporate governance. At the Annual Meeting, the Company’s stockholders approved the amendment of the Certificate of Incorporation to establish an Independent Transaction Committee of the Board (the “Transaction Committee”), a summary of which is included in Proposal 2 of the Proxy Statement, which summary is incorporated in its entirety herein by reference.

The Company filed a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, reflecting the amendment to the Certificate of Incorporation to establish the Transaction Committee, on July 20, 2021. The summaries of the amendment to the Certificate of Incorporation contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Certificate of Amendment to the Certificate of Incorporation, a copy of which is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting online on July 20, 2021, at which a total of 38,601,991 shares were present virtually or by proxy.

Under the terms of the Stipulation memorializing the terms of the settlement of the litigation brought against the Company and certain current and former directors of the Company by K-Bar Holdings LLC and Wynnefield Capital, Inc. in the Delaware Court of Chancery, the Company agreed to submit to its stockholders proposals regarding certain potential changes to the Certificate of Incorporation and the Bylaws related to corporate governance. Accordingly, at the Annual Meeting, the Company sought approval by the Company’s stockholders of the amendment of the Certificate of Incorporation to establish the Transaction Committee, the amendment of the Certificate of Incorporation to require a “majority of the public stockholders” vote for certain subsequent changes to the Certificate of Incorporation and the Bylaws, and the amendment and restatement of the Bylaws to require a “majority of the public stockholders” vote for certain subsequent changes to the Certificate of Incorporation and the Bylaws, as described in the Proxy Statement. At the Annual Meeting, the Company’s stockholders approved the amendment of the Certificate of Incorporation to establish the Transaction Committee, but did not approve the other proposed amendment of the Certificate of Incorporation or the proposed amendment and restatement of the Bylaws.

At the Annual Meeting:

1.	Deborah K. Glasser and Linda Solheid were elected to the Board as Class III directors to hold office until the Company’s 2024 Annual Meeting of Stockholders.

2.	The amendment of the Certificate of Incorporation to establish the Transaction Committee, which amendment was required to be submitted to the Company’s stockholders pursuant to the Stipulation, was approved. The Transaction Committee consists of Mark J. Bonney (chair) and Linda Solheid.

3.	The amendment of the Certificate of Incorporation to require a “majority of the public stockholders” vote for certain subsequent changes to the Certificate of Incorporation and the Bylaws, which amendment was required to be submitted to the Company’s stockholders pursuant to the Stipulation, was not approved.

4.	The amendment and restatement of the Bylaws to require a “majority of the public stockholders” vote for certain subsequent changes to the Certificate of Incorporation and the Bylaws, which amendment was required to be submitted to the Company’s stockholders pursuant to the Stipulation, was not approved.

5.	The 2021 Plan was approved.

6.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified.

7.	The compensation of the Company’s named executive officers was approved, on a non-binding and advisory basis.

The voting results for each such matter were as follows:

1.	Election of directors:

Nominee	For	Withheld	Broker Non-Votes
Deborah K. Glasser	26,677,712	848,149	11,076,130
Linda Solheid	25,589,912	1,935,949	11,076,130

The other members of the Board whose terms of office continued after the Annual Meeting were Peter H. Kamin, Mark J. Bonney, Peter J. Jacullo III and Cabell H. Lolmaugh.

2.	Approval of the amendment of the Certificate of Incorporation to establish the Transaction Committee:

For	Against	Abstain	Broker Non-Votes
26,573,254	124,536	828,071	11,076,130

3.	Approval of the amendment of the Certificate of Incorporation to require a “majority of the public stockholders” vote for certain subsequent changes to the Certificate of Incorporation and the Bylaws:

For	Against	Abstain	Broker Non-Votes
26,167,739	508,641	849,481	11,076,130

4.	Approval of the amendment and restatement of the Bylaws to require a “majority of the public stockholders” vote for certain subsequent changes to the Certificate of Incorporation and the Bylaws:

For	Against	Abstain	Broker Non-Votes
26,119,092	510,553	896,216	11,076,130

5.	Approval of the 2021 Plan:

For	Against	Abstain	Broker Non-Votes
25,206,439	2,225,739	93,683	11,076,130

6.	Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain	Broker Non-Votes
34,618,540	3,820,270	163,181	0

7.	Approval, on a non-binding and advisory basis, of named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
25,491,694	1,932,496	101,671	11,076,130

Pursuant to the Stipulation, Messrs. Jacullo, Kamin and Lolmaugh voted for Proposals 2, 3 and 4. Pursuant to the Stipulation, all shares purchased by Messrs. Kamin and Jacullo and entities affiliated with them between October 23 and November 8, 2019 (“Kamin and Jacullo Post-Announcement Shares”) were voted in the same proportion as the vote of shares held by Outside Stockholders on Proposals 1, 5, 6 and 7. “Outside Stockholders” means the Company’s public stockholders excluding Cabell Lolmaugh, Robert A. Rucker, Peter J. Jacullo III, Peter H. Kamin, Todd Krasnow and Philip B. Livingston (certain of our current and former directors who were individual defendants in the litigation described above) and the Company, any director or officer of the Company and their immediate family members, affiliates, or entities they control and the employees thereof.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Incorporation of Tile Shop Holdings, Inc. – incorporated by reference to Exhibit 3.1 to the Registrant’s Form S-4 (Reg. No. 333-182482) dated July 2, 2012.

3.2	Certificate of Amendment to the Certificate of Incorporation of Tile Shop Holdings, Inc.

10.1*	Tile Shop Holdings, Inc. 2021 Omnibus Equity Compensation Plan.

10.2*	Form of Nonqualified Stock Option Agreement under the Tile Shop Holdings, Inc. 2021 Omnibus Equity Compensation Plan.

10.3*	Form of Incentive Stock Option Agreement under the Tile Shop Holdings, Inc. 2021 Omnibus Equity Compensation Plan.

10.4*	Form of Stock Restriction Agreement under the Tile Shop Holdings, Inc. 2021 Omnibus Equity Compensation Plan.

10.5*	Form of Performance-Based Stock Restriction Agreement under the Tile Shop Holdings, Inc. 2021 Omnibus Equity Compensation Plan.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.

	By:	/s/ Nancy DiMattia
Date: July 21, 2021	Name: Nancy DiMattia
Title: Senior Vice President and Chief Financial Officer